UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No.)

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Ocean Power Technologies, Inc.

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1590 Reed Road

Pennington, NJ 08534 USA

Tel: 609-730-0400 — Fax: 609-730-0404

August 28, 2013

Dear Stockholder,

We cordially invite you to attend our 2013 Annual Meeting of Stockholders to be held at 9:00 a.m. Eastern Daylight Time on Thursday, October 3, 2013 at our offices at 1590 Reed Road, Pennington, NJ 08534. The attached notice of annual meeting and proxy statement describes the business we will conduct at the meeting and provides information about Ocean Power Technologies, Inc. that you should consider when you vote your shares.

Your vote is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and then cast your vote.

We hope that you will join us on October 3, 2013.

Sincerely, /s/CHARLES F. DUNLEAVY Charles F. Dunleavy Chairman of the Board of Directors

OCEAN POWER TECHNOLOGIES, INC.

1590 Reed Road

Pennington, NJ 08534

Notice of 2013 Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Ocean Power Technologies, Inc., a Delaware corporation, will be held on:

Date:	October 3, 2013

Time:	9:00 a.m. Eastern Daylight Time

Place:	1590 Reed Road Pennington, NJ 08534 USA

Purposes:	1.	To elect five persons to our Board of Directors;

	2.	To consider and take action on the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal 2014;

	3.	To conduct a nonbinding advisory vote on executive officer compensation;

	4.	To approve an amendment to our 2006 Stock Incentive Plan to increase the aggregate number of shares authorized for issuance under the plan by 800,000 shares; and

	5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Record Date:

The Board of Directors has fixed the close of business on August 19, 2013 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 3, 2013:

Copies of this proxy statement and of our annual report for the fiscal year ended April 30, 2013 are available by visiting the following website: http://phx.corporate-ir.net/phoenix.zhtml?c=155437&p=proxy

FOR THE BOARD OF DIRECTORS /s/BRIAN M. POSNER Brian M. Posner Chief Financial Officer, Secretary and Treasurer

Pennington, NJ

August 28, 2013

OCEAN POWER TECHNOLOGIES, INC.

1590 Reed Road

Pennington, NJ 08534

PROXY STATEMENT

Annual Meeting of Stockholders To Be Held October 3, 2013

GENERAL INFORMATION

This Proxy Statement is furnished to stockholders of Ocean Power Technologies, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by our Board of Directors of proxies for use at our Annual Meeting of Stockholders (the “Meeting”). The Meeting is scheduled to be held on Thursday, October 3, 2013, at 9:00 a.m., Eastern Daylight Time, at our offices located at 1590 Reed Road, Pennington, NJ. We anticipate that this Proxy Statement and the enclosed form of proxy will be mailed to stockholders on or about August 28, 2013.

At the Meeting, stockholders will be asked to vote upon: (1) the election of five directors; (2) the ratification of the selection of our independent registered public accounting firm for fiscal 2014; (3) a nonbinding advisory vote on executive officer compensation; (4) the approval of an amendment to our 2006 Stock Incentive Plan to increase the aggregate number of shares issuable under the plan by 800,000; and (5) such other business as may properly come before the Meeting and at any adjournments thereof.

Voting Rights and Votes Required

The close of business on August 19, 2013 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting. As of the close of business on such date, we had outstanding and entitled to vote 10,356,946 shares of Common Stock, par value $0.001 per share (the “Common Stock”). Because stockholders often cannot attend the meeting in person, a large number of shares is usually represented by proxy. You may vote your shares by completing the enclosed proxy card and mailing it in the envelope provided. Stockholders who hold shares in “street name” should refer to their proxy card or the information forwarded by their bank, broker or other holder of record for instructions on the voting options available to them.

A majority of the shares of Common Stock entitled to vote at the Meeting must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock entitled to vote at the Meeting will have one vote for each share so held. Abstentions and broker nonvotes will count for quorum purposes.

Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. The five candidates receiving the highest number of votes will be elected. If the shares you own are held in street name by a bank or brokerage firm, that bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. If you do not instruct your bank or broker how to vote with respect to this item, your bank or broker may not vote with respect to the election of directors. In tabulating the votes, votes withheld in connection with the election of one or more nominees and broker nonvotes will be disregarded and will have no effect on the outcome of the vote.

In addition, each of the following proposals requires the affirmative vote of a majority of the votes cast for approval:

●	The proposal to ratify the selection of our independent registered public accounting firm (Proposal 2);
●	The proposal to approve the compensation of our Executive Officers by a nonbinding advisory vote (Proposal 3);
●	The proposal to approve an amendment to our 2006 Stock Incentive Plan to increase the aggregate number of shares authorized for issuance by 800,000 shares (Proposal 4).

For each of these proposals, abstentions and broker non-votes will be disregarded and will have no effect on the outcome.

Voting of Proxies

If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting as specified in the proxy. If no instructions are specified, the shares represented by any properly executed proxy will be voted FOR the election of the nominees listed below under “Proposal One - Election of Directors,” FOR the ratification of the selection of our independent registered public accounting firm, FOR the approval of the compensation of our Executive Officers by a nonbinding advisory vote and FOR the approval of the amendment to our 2006 Stock Incentive Plan to increase aggregate number of shares issuable under the plan by 800,000.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised by: (i) providing written notice to our Secretary, (ii) delivery to us of a properly executed proxy bearing a later date, or (iii) voting in person at the Meeting.

Solicitation of Proxies

We will bear the cost of this solicitation, including amounts paid to banks, brokers, and other record owners to reimburse them for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners of Common Stock. The solicitation will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of Common Stock, and by our officers and other regular employees (at no additional compensation). Our officers and employees may also solicit proxies from stockholders by personal contact, by telephone, or by other means if necessary in order to assure sufficient representation at the Meeting.

Computershare Investor Services has been retained to receive and tabulate proxies.

PROPOSAL ONE - ELECTION OF DIRECTORS

Pursuant to our by-laws, our directors serve one-year terms and are elected for a new one-year term at each annual meeting of stockholders.

The five persons listed in the table below have been designated by the Board of Directors as nominees for election as directors with terms expiring at the 2013 annual meeting. Bruce A. Peacock and David L. Davis are not standing for reelection to the Board of Directors, and David L. Keller is a new nominee for director. Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of the five nominees, to serve for one-year terms, and in each case until their successors are elected and qualified. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors. Our Board of Directors has resolved that immediately after the conclusion of the current term of our directors and immediately before the commencement of the term of the directors elected at the Meeting that the size of the Board of Directors be reduced to five.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

All of our directors bring to our Board of Directors executive leadership experience from their service as executives and/or directors of our Company and/or other entities. The biography of each of the nominees below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused the Nominating and Corporate Governance Committee and our Board of Directors to determine that the person should serve as a director, given our business and structure.

Name	Age	Position(s) with Ocean Power Technologies, Inc.	Served as Director From

Terence J. Cryan	51	Director	2012
David L. Keller	59	New Nominee for Director	—
Seymour S. Preston III	79	Vice Chairman and Lead Independent Director	2003
Dr. George W. Taylor	79	Executive Vice Chairman	1984
Charles F. Dunleavy	64	Chairman of the Board and Chief Executive Officer	1990

Terence J. Cryan has been a member of the OPT Board of Directors since October 2012. Since September 2001, Mr. Cryan has been Co-founder and Managing Director of Concert Energy Partners, LLC, an investment banking and private equity investment firm with a focus on the traditional and alternative energy, power and natural resources industries. In addition to his responsibilities at Concert Energy Partners, from 2007 through 2010, Mr. Cryan also served as President and CEO of Medical Acoustics LLC, a medical device technology company. Between 1990 and 2001, Mr. Cryan was a Senior Managing Director in the investment banking department at Bear Stearns & Co. Inc. in New York City and a Managing Director at Paine Webber/Kidder Peabody in both New York City and London serving clients in the energy and natural resources sector. Mr. Cryan has served on the boards of directors of a number of publically traded companies including, Uranium Resources, Inc., since 2006; Global Power Equipment Group Inc., since 2008; Gryphon Gold Corporation from 2009 to 2012; and The Providence Service Corporation from 2009 to 2011. From September 2012 until April 2013, Mr. Cryan also served as interim President and CEO of Uranium Resources, Inc. Prior to joining our Board of Directors, Mr. Cryan was a member of our Board of Advisors since 2003. Mr. Cryan earned his Bachelor of Arts degree from Tufts University in 1983 and a Masters of Science degree in Economics from The London School of Economics in 1984. We believe Mr. Cryan's qualifications to sit on our Board of Directors include his significant experience in financial matters, his prior board and executive experience at other companies, his broad energy industry background and his extensive expertise in financings, mergers and acquisitions.

David L. Keller is a new nominee for director. He is currently an independent director of ThermoEnergy, Inc., a company engaged in the worldwide development, sales and commercialization of patented and/or proprietary municipal and industrial wastewater treatment and power generation technologies. Mr. Keller previously served as President, Chief Executive Officer and Director of Global Power Equipment Group Inc., a comprehensive provider of power generation equipment and modification and maintenance services for customers in the domestic and international energy, power infrastructure and service industries, from September 2009 until his retirement in June 2012 and, following his retirement, continued to serve Global Power Equipment Group Inc. as a consultant until March 2013. Mr. Keller served as the President and Chief Operating Officer of The Babcock & Wilcox Company (“B&W”), a wholly owned subsidiary of McDermott International, Inc., from March 2001 until his retirement in June 2007. Mr. Keller’s prior position was President of Diamond Power International, Inc., a wholly owned subsidiary of B&W, from March 1998 to February 2001. During his tenure with B&W, Mr. Keller served as a Board Chairman or Director of subsidiaries and joint ventures in the People’s Republic of China, Denmark, the United Kingdom, Australia and South Africa. Mr. Keller holds a Bachelor of Science degree in Mathematics from the University of Akron. He brings to the Board of Directors a comprehensive knowledge of the power generation industry. In addition to his experience and understanding in the industry, Mr. Keller also has significant executive management experience, having directly overseen sales, manufacturing, accounting, legal, supply chain and personnel functions of a business whose revenues reached approximately $2 billion under his management.

Seymour S. Preston III has been a director since September 2003. Mr. Preston has been our vice chairman and lead independent director since January 2009. Since 1994, Mr. Preston has been President of The Millrace Group, a management consulting firm. Mr. Preston is also a director and serves on the audit committee of Independent Publications, Inc., a newspaper publisher. Mr. Preston was a director of Albemarle Corporation, a specialty chemicals company, from 1996 to 2008; Scott Specialty Gas Corporation, a provider of gases for calibration, testing and emission standards, from 1994 to 2007; and, Tufco Technologies, Inc., a consumer products contract manufacturing company, from 1999 to 2009. From 1994 to 2003, he was the chairman and chief executive officer of AAC Engineered Systems, Inc., a privately-held manufacturing company. Over the period from 1961 to 1989, Mr. Preston held various positions at Pennwalt Corporation, including serving as president, chief operating officer and director from 1978 to 1989. Mr. Preston served as president and chief executive officer of Elf Atochem North America, Inc., a chemical and plastics company, from 1990 to 1993. Mr. Preston received his Masters of Business Administration from Harvard Business School and his B.A. degree from Williams College. We believe Mr. Preston’s qualifications to sit on our Board of Directors include his leadership and business skills. Mr. Preston has prior experience as a chairman, chief executive officer, board member, audit committee member and president of several companies.

Dr. George W. Taylor has served as our executive vice chairman since October 2011. From January 2009 to October 2011 he served as our executive chairman. Prior to January 2009, Dr. Taylor had served as our chief executive officer since 1993 and as a director since 1984, when he co-founded our company. From 1990 to 2004, Dr. Taylor was our president, and from 1984 to 1990, he was our vice president. In 1979, he co-founded and served as president of Princeton Research Associates, Inc., a consulting engineering, technical marketing and product development company. In 1970, Dr. Taylor co-founded Princeton Materials Science, Inc., a manufacturer of liquid crystal displays and digital watches. Dr. Taylor received a Bachelor of Engineering degree with First Class Honours in Electrical Engineering and a Doctor of Engineering degree from the University of Western Australia and a Ph.D. in Electrical Engineering degree from the University of London. He is a Fellow of the Institute of Engineers, Australia and the Institute of Electrical Engineers, London. We believe Dr. Taylor’s qualifications to sit on our Board of Directors include his leadership skills, business development experience and technical knowledge. Dr. Taylor has been a director of the Company for over 25 years and offers the perspective, institutional knowledge and deep understanding of our business accumulated over his many years of involvement with the Company.

Charles F. Dunleavy has served as our chairman since October 2011. He has also served as our chief executive officer since January 2010. Prior to his appointment as our chief executive officer, he served as our chief financial officer and our senior vice president since 2001 and as a director and as our treasurer and secretary since 1990. From 1993 to 2001, Mr. Dunleavy served as our vice president, finance. From 1990 to 1993, Mr. Dunleavy served as vice president, chief financial officer and director of Whole Systems International Corp., a privately held company specializing in multimedia instructional systems and information technology. From 1983 to 1990, Mr. Dunleavy was the corporate controller for Intermetrics, Inc., a publicly held software engineering company that is now a part of L-3 Communications. Mr. Dunleavy holds a Master of Business Administration degree with honors from Rutgers Graduate School of Business Administration. He received his A.B. degree from Colgate University with honors. We believe Mr. Dunleavy’s qualifications to sit on our Board of Directors include his leadership skills and significant business development, finance and capital market experience. In addition, Mr. Dunleavy has over 20 years of experience with the Company and over that time has developed a significant perspective, institutional knowledge and understanding of the Company’s business.

Executive Officers

We have one executive officer who is not also a director:

Name	Age	Position with Ocean Power Technologies, Inc.

Brian M. Posner	51	Chief Financial Officer, Secretary and Treasurer

Brian M. Posner has served as our chief financial officer since June 2010. From January 2009 until its sale to Covidien plc in September 2009, Mr. Posner was chief financial officer of Power Medical Interventions, a publicly-traded medical device company. From June 1999 to December 2008, Mr. Posner served in a series of positions of increasing responsibility with Pharmacopeia, Inc., a clinical development stage biopharmaceutical company, culminating in his service as Executive Vice President and Chief Financial Officer from May 2006 to December 2008. Mr. Posner also worked at other early-stage and publicly-held businesses and served on the audit staff of PricewaterhouseCoopers LLP where he had a diverse group of clients in the manufacturing, banking and natural resources sectors. Mr. Posner is a Certified Public Accountant and holds a Master of Business Administration degree from Pace University and a Bachelors degree in accounting from Queens College in New York City.

On July 31, 2013, Mr. Posner notified the Company of his decision to resign as the Chief Financial Officer in order to pursue another business opportunity. Mr. Posner’s last date of employment with the Company will be August 30, 2013, and until that date, he will continue to perform his responsibilities and assist with transition matters. Mr. Posner’s decision to submit his resignation was not the result of any disagreement with the Company, its board of directors or its management on any matter relating to the Company’s operations, policies or practices.

After Mr. Posner’s departure, Mr. Dunleavy will serve as Interim Chief Financial Officer while the Company conducts a search for a permanent Chief Financial Officer.

Director Compensation

Each non-employee director annually receives $15,000 and a choice of either (a) an option worth $20,000, based on the Black-Scholes formula, to purchase shares of Common Stock that is fully vested at the time of grant, or (b) Common Stock worth $20,000, which vests in equal installments over three years. Prior to the October 2012 Annual Meeting, equity compensation was awarded to each non-employee board member at the time of the annual meeting for the past year served. Beginning with the October 2012 meeting, equity compensation to non-employee board members was changed to an award at the time of the Annual meeting on a prospective basis, or for the year to be served. Such change resulted in an unusually large aggregate award in fiscal 2013. Each non-employee director also receives $3,000 for each Board meeting he attends in person or by video or teleconference, $2,500 for each Audit Committee meeting he attends in person or by video or teleconference, $2,000 for each Compensation Committee he attends in person or by video or teleconference and $1,500 for each Nominating and Corporate Governance Committee meeting he attends in person or by video or teleconference.

We reimburse each non-employee director for out-of-pocket expenses incurred in connection with attending our Board and Board committee meetings. Compensation for our directors, including cash and equity compensation, is determined, and remains subject to adjustment, by our Board of Directors.

The following table summarizes compensation paid to our non-employee directors in fiscal 2013.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock and Option Awards ($) (1)(2)	All Other Compensation ($)		Total ($)

Terence J. Cryan	33,500	20,000	4,365	(3)	57,865
David L. Davis	56,000	40,000	—		96,000
Thomas J. Meaney(4)	21,500	20,000	42,000	(4)	83,500
Bruce A. Peacock	49,000	40,000	—		89,000
Seymour S. Preston III	55,000	40,000	—		95,000

(1)

Represents the fair value of the shares and options on October 4, 2012 the date of grant, in accordance with Accounting Standards Codification (ASC) No. 718, Compensation — Stock Compensation (ASC 718). The amount includes restricted stock awards and options granted to our non-employee directors for service on the Board of Directors during fiscal 2013.

(2)

Options were awarded during fiscal 2013 for service on the Board of Directors in arrears for the term ended October 4, 2012 and prospectively for the term ending October 3, 2013. We expect to make such awards prospectively in the future. The breakdown of option awards outstanding to each of the non-employee directors at year end was as follows:

	For term ended Oct. 4, 2012	For term ended Oct. 3, 2013	Total

Mr. Cryan	—	9,908	9,908
Mr. Davis	10,263	9,908	20,171
Mr. Meaney	10,263	—	10,263
Mr. Peacock	10,263	9,908	20,171

In fiscal 2013, Mr. Preston was awarded two grants of 6,872 unvested shares of Restricted Stock for his service on the Board of Directors for the term ended October 4, 2012 and for the term ending October 3, 2013, for a total of 13,744 shares of Restricted Stock.

(3)

Options to purchase 1,500 shares of Common Stock were awarded during Fiscal 2013 to Mr. Cryan for his service on the Board of Advisors prior to the October 2012 Annual Meeting. Upon his appointment as a director, Mr. Cryan ceased to be a member of the Board of Advisors.

(4)

Mr. Meaney is a party to a consulting agreement with the Company for the provision of marketing services and receives fees from the Company of $950 per day of services provided. The amount in this column reflects consulting fees paid through October 2012. Mr. Meaney did not stand for re-election at the annual meeting of stockholders on October 4, 2012.

Corporate Governance

Our Board of Directors believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that our Board has adopted. Complete copies of our corporate governance guidelines, committee charters and code of business conduct and ethics are available on the corporate governance section of our website, www.oceanpowertechnologies.com . Alternatively, you can request a copy of any of these documents by writing to our Secretary at 1590 Reed Road, Pennington, NJ 08534.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:

●	the Board’s principal responsibility is to oversee the management of Ocean Power Technologies, Inc.;

●	a majority of the members of the Board shall be independent directors;

●	the non-employee directors shall meet regularly in executive session;

●	directors have full and free access to management and, as necessary and appropriate, independent advisors; and

●	at least annually, the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has determined that none of Mr. Cryan, Mr. Keller, Mr. Preston, Mr. Davis or Mr. Peacock has a relationship that would interfere, or has interfered, with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is an “independent director” as defined under Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

Meetings of the Board of Directors

The Board of Directors held six meetings during fiscal 2013. During fiscal 2013, each director attended at least 75% of the aggregate of the total number of meetings of (a) the Board of Directors and (b) the committees on which such director served.

Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. All directors attended the 2012 annual meeting of stockholders.

Board Leadership Structure

The Board of Directors is led by the chairman, who is also the chief executive officer of the Company. The Board of Directors has also established the position of executive vice chairman, who is also an executive of the Company, and the position of vice chairman and lead independent director. The chairman and chief executive officer and executive vice chairman consult periodically with the vice chairman and lead independent director on matters facing the Board of Directors and the Company. In addition, the vice chairman and lead independent director serves as the principal liaison between the chairman and chief executive officer and the independent directors and presides at all meetings of the Board of Directors, at executive sessions of non-management directors and at the annual meeting of stockholders. The Board of Directors believes that this leadership structure is appropriate for the Company at this time because it includes a strong independent director role, and provides a balanced approach to managing the Board of Directors and overseeing the Company. The current leadership structure permits the chairman and chief executive officer to focus his attention on the Company’s business and the Board of Directors’ oversight responsibilities. Similarly, this leadership structure permits the executive vice chairman to direct his attention to strategic planning and business development. The Board of Directors recognizes that, depending on the circumstances, other leadership structures might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

Board Committees

Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee operates under a charter that has been approved by the Board. The charters of all Board committees are available on our website at www.oceanpowertechnologies.com .

Our Board has determined that all of the members of the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined under Rule 5605(a)(2) of the NASDAQ Stock Market. Our Board has also determined that all Audit Committee members meet the independence requirements contemplated by Rule 5605(c) of the NASDAQ Stock Market and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Audit Committee.  The current members of our Audit Committee are Terence J. Cryan, David L. Davis and Bruce A. Peacock. Bruce A. Peacock is the chair of the committee and is our Audit Committee financial expert. The Audit Committee met four times in fiscal 2013. Messrs. Davis and Peacock will continue to serve until the expiration of their terms and will not stand for reelection at the Meeting. The Board of Directors will evaluate the composition of the Audit Committee at that time and take action as necessary to ensure continued compliance with applicable laws, regulations and listing standards.

Our Audit Committee assists our Board of Directors in its oversight of the integrity of our consolidated financial statements, our independent registered public accounting firm’s qualifications, independence and performance.

Our Audit Committee’s responsibilities include: appointing, approving the compensation of, and assessing the independence of, our independent registered public accounting firm; overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from our independent registered public accounting firm; reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures; monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics; establishing procedures for the receipt and retention of accounting related complaints and concerns; meeting independently with our independent registered public accounting firm and management; and preparing the Audit Committee report required by Securities and Exchange Commission (“SEC”) rules.

Compensation Committee.  The current members of our Compensation Committee are Terence J. Cryan, David L. Davis, and Seymour S. Preston III. David L. Davis is the chair of the committee. Our Compensation Committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers. Mr. Davis will continue to serve until the expiration of his term and will not stand for reelection at the Meeting. The Board of Directors will evaluate the composition of the Compensation Committee at that time and take action as necessary to ensure continued compliance with applicable laws, regulations and listing standards.

Our Compensation Committee’s responsibilities include: reviewing and approving, or making recommendations to the Board of Directors with respect to, our executive vice chairman’s and chief executive officer’s compensation; evaluating the performance of our executive officers and reviewing and approving, or making recommendations to the Board of Directors with respect to, the compensation of our executive officers; overseeing and administering, and making recommendations to the Board of Directors with respect to, our cash and equity incentive plans; and reviewing and making recommendations to the Board of Directors with respect to director compensation. The Compensation Committee met four times in fiscal 2013.

The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation. To date, the Compensation Committee has utilized independent salary surveys in lieu of retaining such advisors or consultants.

Additional information regarding compensation of executive officers is provided on pages 11 through 18 of this Proxy Statement.

Nominating and Corporate Governance Committee.  The members of our Nominating and Corporate Governance Committee are Terence J. Cryan, Bruce A. Peacock and Seymour S. Preston III. Seymour S. Preston III is the chair of the committee. Mr. Peacock will continue to serve until the expiration of his term and will not stand for reelection at the Meeting. The Board of Directors will evaluate the composition of the Nominating and Corporate Governance Committee at that time and take action as necessary to ensure continued compliance with applicable laws, regulations and listing standards.

Our Nominating and Corporate Governance Committee’s responsibilities include: recommending to the Board of Directors the persons to be nominated for election as directors or to fill vacancies on the Board of Directors and to be appointed to each of the Board’s committees; overseeing an annual review by the Board of Directors with respect to management succession planning; developing and recommending to the Board of Directors corporate governance principles and guidelines; and overseeing periodic evaluations of the Board of Directors. The Nominating and Corporate Governance Committee met once in fiscal 2013.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s financial position and operations, as well as the risks associated with each. While the Board of Directors is ultimately responsible for risk oversight at the Company, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with the Board organization, membership and structure of the Board of Directors, succession planning for our directors and executive officers, and corporate governance.

Director Nomination Process

The current nominees for election to the Board were nominated by the full Board of Directors. At the Meeting, stockholders will be asked to consider the election of Terence J. Cryan, David L. Keller, Seymour S. Preston III, Charles F. Dunleavy and Dr. George W. Taylor.

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry or of other industries with comparable risks and issues, experience, diligence, potential conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Corporate Governance Committee considers the value of diversity when recommending candidates. The committee views diversity broadly to include diversity of experience, skills and viewpoint. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates. The Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following the same process and applying the same criteria as it follows for candidates submitted by others.

Stockholders may directly nominate a person for election to our Board by complying with the procedures set forth in Article I, Section 1.10 of our by-laws, and with the rules and regulations of the SEC. Under our by-laws, only persons nominated in accordance with the procedures set forth in the by-laws will be eligible to serve as directors. In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the Board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In accordance with our by-laws, director nominations generally must be made pursuant to notice to our Secretary delivered to or mailed and received at our principal executive offices at 1590 Reed Road, Pennington, NJ 08534, not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the prior year’s annual meeting of stockholders. Your notice must set forth (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of Ocean Power Technologies, Inc. owned beneficially or of record by the nominee and (iv) all other information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case, pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The stockholder making the nomination must include his or her name and address, a statement as to the class and amount of shares beneficially owned by the stockholder, a description of any arrangements or understandings between the stockholder and the nominee, a representation that the stockholder intends to appear in person or by proxy at the annual meeting and a representation as to whether such stockholder intends, or is part of a group that intends, to deliver a proxy statement/and or solicit proxies.

Communicating with the Independent Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chairman (if an independent director), or the lead independent director (if one is appointed), or otherwise the chairman of the Nominating and Corporate Governance Committee, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to Board of Directors c/o Secretary, Ocean Power Technologies, Inc., 1590 Reed Road, Pennington, NJ 08534.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our employees, officers (including our principal executive officer and principal financial officer) and directors. The Code of Business Conduct and Ethics is posted on our website at www.oceanpowertechnologies.com and can also be obtained free of charge by sending a request to our Secretary at 1590 Reed Road, Pennington, NJ 08534. Any changes to or waivers under the Code of Business Conduct and Ethics as it relates to our executive vice chairman, chief executive officer, chief financial officer, controller or persons performing similar functions must be approved by our Board of Directors and will be disclosed in a Current Report on Form 8-K within four business days of the change or waiver.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, our executive officers and directors are required to file with the SEC reports of ownership and changes in ownership of Common Stock. Copies of such reports are required to be furnished to us. Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that all required reports were filed in fiscal 2013 in a timely manner, except that, as a result of administrative errors, a Form 4 reporting five transactions was not timely filed on behalf of Charles Dunleavy, and one Form 4 each reporting three transactions was not timely filed on behalf of each of George Taylor and Brian Posner. In addition, as a result of administrative errors, one Form 4 each reporting two transactions was not timely filed on behalf of each of David Davis and Bruce Peacock and one Form 4 each reporting one transaction was not timely filed on behalf of Terence Cryan, Thomas Meaney and Seymour Preston III.

PROPOSAL TWO - RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, in accordance with the recommendation of the Audit Committee, has selected KPMG LLP to audit our consolidated financial statements for fiscal 2014. KPMG LLP has audited our consolidated financial statements since fiscal 2005.

Although stockholder approval of the selection of KPMG LLP is not required by law, our Board of Directors believes it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board will reconsider its selection of KPMG LLP.

We expect representatives of KPMG LLP to attend the Meeting, to be available to respond to appropriate questions from stockholders, and to have the opportunity to make a statement if so desired.

Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees of KPMG LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years.

Fee Category	Fiscal 2013	Fiscal 2012

Audit Fees(1)	$246,102	$247,342
Audit-Related Fees(2)	96,338	15,696
Tax Fees(3)	56,204	9,417
All Other Fees(4)	—	—
Total Fees	$398,644	$272,455

(1)

Audit fees consist of fees for the audit and quarterly reviews of our consolidated financial statements and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our consolidated financial statements and which are not reported under “Audit Fees.” Audit-related fees in 2013 consisted of fees for consent in connection with Form S-3 and comfort letter in connection with the At the Market (ATM) offering agreement with Ascendiant Capital Markets. Audit-related fees in fiscal 2012 consisted of fees for reviews of grant milestones in the UK.

(3)

Tax fees for fiscal 2013 and fiscal 2012 include fees for tax return preparation assistance and review. In addition, fiscal year 2013 included tax services related to our project off the coast of Oregon.

(4)	We were not billed any “Other Fees” in fiscal 2013 or fiscal 2012.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee. The Audit Committee’s approval procedures include the review and approval of engagement letters from our independent registered public accounting firm that document the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.

All audit services and all non-audit services in fiscal 2013 were pre-approved by the Audit Committee. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of July 31, 2013 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each named executive officer identified in the Summary Compensation Table below, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

The Percentage of Common Stock outstanding is based on 10,356,946 shares of our Common Stock outstanding as of July 31, 2013. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of July 31, 2013 and restricted stock that is currently vested or that will vest within sixty days of July 31, 2013, to be outstanding and to be beneficially owned by the person holding the options or restricted stock for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of Common Stock beneficially owned by them, subject to community property laws, where applicable. The street address of each beneficial owner is c/o Ocean Power Technologies, Inc., 1590 Reed Road, Pennington, NJ 08534.

Name	Amount	Percentage

Executive Officers and Directors
Dr. George W. Taylor(1)	699,570	6.6
Charles F. Dunleavy(2)	440,758	4.1
Brian M. Posner(3)	36,410	*
Terence J. Cryan(4)	10,000	*
David L. Davis(5)	10,263	*
David L. Keller	—	—
Bruce A. Peacock(6)	10,263	*
Seymour S. Preston III(7)	21,894	*
All current executive officers and directors as a group (7 individuals)(8)	1,229,158	11.2

*     Represents a beneficial ownership of less than one percent of our outstanding Common Stock.

(1)

Includes 543 shares held by Princeton Research Associates, Inc. Dr. Taylor is president and a director of Princeton Research Associates. Dr. Taylor disclaims beneficial ownership of the shares held by Princeton Research Associates except to the extent of his pecuniary interest therein. Also includes 237,829 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2013.

(2)	Includes 307,856 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2013.

(3)	Includes 27,936 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2013.

(4)

Includes 9,000 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2013. Mr. Cryan received these options for his service as a member of the Company’s Board of Advisors.

(5)	Includes 10,263 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2013.

(6)	Includes 10,263 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2013.

(7)	Includes 7,500 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2013.

(8)	Includes 610,647 shares of Common Stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of July 31, 2013.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

The Audit Committee is charged with the responsibility of reviewing and approving all related person transactions (as defined in SEC regulations), and periodically reassessing any related person transaction entered into by the Company to ensure continued appropriateness. This responsibility is set forth in our Audit Committee charter. A related party transaction will only be approved if the members of the Audit Committee determine that the transaction is in the best interests of the Company. If a director is involved in the transaction, he or she will recuse himself or herself from all decisions regarding the transaction.

EXECUTIVE COMPENSATION

Overview of Executive Compensation

Our Compensation Committee is responsible for overseeing the compensation of all of our executive officers. In this capacity, the Compensation Committee designs, implements, reviews and approves all compensation for our named executive officers. The goal of the Compensation Committee is to ensure that our compensation programs are aligned with our business goals and objectives and that the total compensation paid to each of our named executive officers is fair, reasonable and competitive.

Compensation Objectives and Philosophy

Our compensation programs are designed to attract and retain qualified and talented executives, motivating them to achieve our business goals and rewarding them for superior short- and long-term performance. In particular, our compensation programs are intended to reward the achievement of specified predetermined quantitative and qualitative goals and to align our executives’ interests with those of our stockholders in order to attain the ultimate objective of increasing stockholder value.

Elements of Total Compensation and Relationship to Performance

Key elements of these programs include:

●

base salary compensation designed to reward annual achievements, with consideration given to the executive’s qualifications, scope of responsibility, leadership abilities and management experience and effectiveness;

●	cash bonus awards designed to align executive compensation with business objectives and performance; and

●

equity-based incentive compensation, primarily in the form of stock options and restricted stock, the value of which is dependent upon the performance of our Common Stock, and which is subject to multi-year vesting that requires continued service and/or the attainment of certain performance goals.

Determining and Setting Executive Compensation

Our management develops our compensation plans by utilizing publicly available compensation and on-line survey data for a broad selection of national and regional companies, which we believe are generally comparable to the Company in terms of public ownership, organization structure, size and stage of development, and against which we believe we may compete for executive talent. The results of these analyses are reviewed with and approved by the Compensation Committee annually. We believe that these compensation practices provide us with appropriate compensation guidelines. The Compensation Committee generally targets compensation for our executives near the median range of compensation paid to similarly situated executives in comparable companies covered by the on-line survey data. Other considerations, including market factors, the unique nature of our business and the experience level of an executive, may dictate variations to this general target.

Our business is characterized by a long product development cycle, including a lengthy engineering and product-testing period and regulatory approval and licensing. Because of this, many of the traditional benchmarking metrics, such as product sales, revenues and profits are inappropriate for our company. Instead, the specific factors the Compensation Committee considers when determining our named executive officers’ compensation include:

●	key product development initiatives;

●	technology advancements;

●	achievement of regulatory and other commercial milestones;

●	establishment and maintenance of key strategic relationships;

●	implementation of appropriate financing strategies; and

●	financial and operating performance.

Summary Compensation Table

The following table sets forth the compensation paid or accrued during the two fiscal years ended April 30, 2013 and 2012 to our executive vice chairman, chief executive officer and chief financial officer. We refer to these officers collectively as our named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)	Restricted Stock Awards ($)	All Other Compensation ($)	Total ($)
		(a)		(b)	(c)	(d)	(e)

Dr. George W. Taylor	2013	495,962	(f)	—	73,191	—	10,650	579,803
Executive Vice Chairman	2012	507,558		98,000	127,131	—	11,200	743,889

Charles F. Dunleavy	2013	439,676	(g)	—	74,097	—	11,326	525,099
Chief Executive Officer	2012	454,423		98,000	131,499		11,083	695,005

Brian M. Posner	2013	303,523		40,000	37,495	—	8,934	389,952
Chief Financial Officer	2012	289,224		52,000	32,050	12,150	4,935	390,359

(a)

Salary represents actual salary earned during each fiscal year. The amounts in this column are different from the amounts listed below under description of employment agreements, due to increases in salary levels and payments for unused vacation during each fiscal year.

(b)

The amounts in this column reflect cash bonuses paid to the named executive officers for performance during the applicable fiscal year. All bonuses for named executive officers were entirely discretionary.

(c)

The entries in the option awards column reflect the grant date fair value of the awards for fiscal 2013 and 2012, as applicable, for financial statement reporting purposes in accordance with Accounting Standards Codification (ASC) No. 718, Compensation — Stock Compensation , excluding forfeiture assumptions, and utilizing the Black-Scholes method. See Note 2(m) of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended April 30, 2013 for a discussion of the relevant assumptions used to determine the valuation of our stock options for accounting purposes.

(d)

The amounts in this column reflect grant date fair value of the awards for fiscal 2013 and 2012, as applicable, for financial statement reporting purposes in accordance with Accounting Standards Codification (ASC) No. 718, Compensation — Stock Compensation . See Notes 2(m) and 11 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended April 30, 2013 for a discussion regarding the valuation of our restricted stock for accounting purposes.

(e)	In each case, reflects Company 401(k) plan matching contributions.

(f)

As described in the narrative disclosure below, Dr. Taylor has agreed to a temporary salary reduction, pursuant to which he forgoes a portion of his cash salary in exchange for an equity grant of equal value. The equity grants are made each calendar quarter, so while a portion of his cash salary was foregone in April 2013, no corresponding equity grant was made until June 2013, after the end of the fiscal year. Accordingly, the amount listed in the Salary column includes $4,584 of salary that was foregone but for which the equity grant had not been made as of April 30, 2013.

(g)

As described in the narrative disclosure below, Mr. Dunleavy has agreed to a temporary salary reduction, pursuant to which he forgoes a portion of his cash salary in exchange for an equity grant of equal value. The equity grants are made each calendar quarter, so while a portion of his cash salary was foregone in April 2013, no corresponding equity grant was made until June 2013, after the end of the fiscal year. Accordingly, the amount listed in the Salary column includes $4,167 of salary that was foregone but for which the equity grant had not been made as of April 30, 2013.

Employment Agreements

Dr. George W. Taylor — Executive Vice Chairman

Under an amended and restated employment agreement entered into in April 2009, Dr. Taylor is entitled to an annual base salary of $475,000 subject to adjustment upon annual review by our Board of Directors. Dr. Taylor is also eligible to earn discretionary incentive bonuses and incentive compensation.

Dr. Taylor and the Company entered into a letter agreement dated December 12, 2012 that temporarily reduced his salary to $420,000 on an annualized basis in order to help reduce the monthly cash expenditures of the Company. The period of temporary salary reduction commenced on January 1, 2013 and continued in effect until July 31, 2013. On July 11, 2013, Dr. Taylor and the Company entered into an additional letter agreement that extended the period of temporary salary reduction to December 31, 2013. In consideration of acceptance of the temporary salary reduction during these periods, the Company agreed to issue to Dr. Taylor incentive stock options or shares of restricted stock under the Company’s 2006 Stock Incentive Plan equal in value to the aggregate reduction in Dr. Taylor’s base salary for such periods.

Upon the termination of his employment other than for cause, or if he terminates his employment for good reason, Dr. Taylor has the right to receive severance payments equal to one year of his base salary then in effect (calculated without giving effect to any temporary salary reduction). Dr. Taylor is not entitled to severance if we terminate his employment for cause or if he resigns without good reason. Pursuant to this agreement, Dr. Taylor is prohibited from competing with us and soliciting our customers, prospective customers or employees during the term of his employment and for a period of one year after the termination or expiration of his employment.

Charles F. Dunleavy — Chief Executive Officer

Under an amended and restated employment agreement entered into in April 2009, Mr. Dunleavy is entitled to an annual base salary of $300,000 subject to adjustment upon annual review by our Board of Directors. Mr. Dunleavy’s annual base salary was adjusted by our Board of Directors upon his assumption of the chief executive officer position and effective January 15, 2010, was increased to $425,000. Mr. Dunleavy is also eligible to earn discretionary incentive bonuses and incentive compensation.

Mr. Dunleavy and the Company entered into a letter agreement dated December 12, 2012 that temporarily reduced his salary to $375,000 on an annualized basis in order to help reduce the monthly cash expenditures of the Company. The period of temporary salary reduction commenced on January 1, 2013 and continued in effect until July 31, 2013. On July 11, 2013, Mr. Dunleavy and the Company entered into an additional letter agreement that extended the period of temporary salary reduction to December 31, 2013. In consideration of acceptance of the temporary salary reduction during these periods, the Company agreed to issue to Mr. Dunleavy incentive stock options or shares of restricted stock under the Company’s 2006 Stock Incentive Plan equal in value to the aggregate reduction in Mr. Dunleavy’s base salary for such periods.

Upon the termination of his employment other than for cause, or if he terminates his employment for good reason, Mr. Dunleavy has the right to receive severance payments equal to one year of his base salary then in effect (calculated without giving effect to any temporary salary reduction). Mr. Dunleavy is not entitled to severance if we terminate his employment for cause or if he resigns without good reason. Pursuant to this agreement, Mr. Dunleavy is prohibited from competing with us and soliciting our customers, prospective customers or employees during the term of his employment and for a period of one year after the termination or expiration of his employment.

Brian M. Posner — Chief Financial Officer, Secretary and Treasurer

Under an agreement entered into in May 2010, Mr. Posner is entitled to an annual base salary of $265,000 subject to adjustment upon annual review by our Board of Directors. Mr. Posner’s base salary has been adjusted by our Board of Directors and was increased to $282,000 effective May 1, 2011 and increased to $298,000 effective May 1, 2012. Mr. Posner is also eligible to earn discretionary incentive bonuses and incentive compensation.

Upon the termination of his employment other than for cause, or if he terminates his employment for good reason, Mr. Posner has the right to receive severance payments equal to six months of his base salary then in effect. On July 31, 2013, Mr. Posner tendered his voluntary resignation, effective August 30, 2013, in order to pursue another business opportunity. In connection with his resignation, he will receive his base salary and accrued vacation through the date of his departure, August 30, 2013. Pursuant to his employment agreement, Mr. Posner is prohibited from competing with us and soliciting our customers, prospective customers or employees during the term of his employment and for a period of one year after the termination or expiration of his employment.

Stock Option and Other Compensation Plans

2001 Stock Plan

Our 2001 Stock Plan was adopted by our Board of Directors and approved by our stockholders on August 24, 2001. The 2001 Stock Plan provides for the grant of incentive stock options, non-statutory options, restricted stock awards and stock awards. A maximum of 1,000,000 shares of Common Stock are authorized for issuance under our 2001 Stock Plan. Our employees, officers, directors, consultants and advisors are eligible to receive awards under our 2001 Stock Plan; however, incentive stock options may only be granted to our employees.

Our Board of Directors administers our 2001 Stock Plan. Pursuant to the terms of our 2001 Stock Plan, and to the extent permitted by law, our Board may delegate administrative authority to a committee composed of two or more of our non-executive directors. Our Board of Directors, or a committee to whom the Board of Directors delegates authority, selects the recipients of awards and determines:

●	the number of shares of Common Stock covered by options and the dates upon which the options become exercisable;

●	the exercise price of options;

●	the duration of the options; and

●	the terms and conditions of awards, including transfer restrictions, conditions for repurchase and rights of first refusal.

The 2001 Stock Plan provides that outstanding options shall become fully exercisable if we undergo a fundamental transaction, as defined in the 2001 Stock Plan, and the successor entity does not assume the options under the 2001 Stock Plan or substitute equivalent options.

As of April 30, 2013, options to purchase 196,675 shares of our Common Stock at a weighted average exercise price of $14.94 were outstanding under our 2001 Stock Plan, options to purchase 43,100 shares of Common Stock had been exercised and options to purchase 608,415 shares of Common Stock had been forfeited. No further stock options or other awards have been granted under the 2001 Stock Plan since the effective date of our 2006 Stock Incentive Plan described below.

2006 Stock Incentive Plan

Our 2006 Stock Incentive Plan was adopted by our Board of Directors on December 7, 2006, was approved by our stockholders on January 12, 2007 and became effective on April 24, 2007. The 2006 Stock Incentive Plan provides for the grant of incentive stock options, non-statutory stock options, restricted stock awards and other stock-unit awards. On October 2, 2009, an amendment to the 2006 Stock Incentive Plan was approved, increasing the aggregate number of shares authorized for issuance by 850,000 shares to 1,653,215 shares. In 2010, our Board of Directors approved amending and restating the 2006 Stock Incentive Plan to make certain adjustments, including imposing minimum performance periods for performance awards and minimum vesting periods for time-based awards, a requirement that we obtain stockholder approval prior to certain option and stock appreciation right repricing actions, and limiting the situations in which vesting periods may be waived or accelerated. This amendment and restatement did not require the approval of our stockholders.

Our stockholders are being asked to vote on a new amendment to our 2006 Stock Incentive Plan to increase the aggregate number of shares issuable by 800,000. If the new amendment is approved, the number of shares of Common Stock reserved for issuance under the 2006 Stock Incentive Plan would increase to 2,453,215, consisting of 1,653,215 previously issued shares and 800,000 newly issued shares. See “Proposal Four – To Approve Amendment to our 2006 Stock Incentive Plan” on page 18 of this proxy statement.

Our employees, officers, directors, consultants and advisors are eligible to receive awards under our 2006 Stock Incentive Plan; however, incentive stock options may only be granted to our employees. The maximum number of shares of Common Stock with respect to which awards may be granted to any participant under our 2006 Stock Incentive Plan is 200,000 per calendar year.

Our 2006 Stock Incentive Plan is administered by our Board of Directors. Pursuant to the terms of our 2006 Stock Incentive Plan, and to the extent permitted by law, our Board of Directors may delegate authority to one or more committees or subcommittees of the Board of Directors or to our officers. Our Board of Directors or any committee to whom the Board of Directors delegates authority selects the recipients of awards and determines:

●	the number of shares of Common Stock covered by options and the dates upon which the options become exercisable;

●	the exercise price of options; provided, however, that the exercise price shall not be less than 100% of the fair market value of the underlying Common Stock on the date the option is granted;

●	the duration of the options; and

●

the number of shares of Common Stock subject to any restricted stock or other stock-unit awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

If our Board of Directors delegates authority to an officer, the officer has the power to make awards to all of our employees, except to executive officers. Our Board of Directors will fix the terms of the awards to be granted by such officer, including the exercise price of such awards, and the maximum number of shares subject to awards that such officer may make.

If a merger or other reorganization event occurs, our Board of Directors may provide that all of our outstanding options are to be assumed or substituted by the successor corporation. Our Board of Directors may also provide that, in the event the succeeding corporation does not agree to assume, or substitute for, outstanding options, then all unexercised options will become exercisable in full prior to the completion of the event and that these options will terminate immediately prior to the completion of the merger or other reorganization event if not previously exercised. Our Board of Directors may also provide for a cash out of the value of any outstanding options.

No awards may be granted under our 2006 Stock Incentive Plan after December 6, 2016, but the vesting and effectiveness of awards granted before that date may extend beyond that date. Our Board of Directors may amend, suspend or terminate our 2006 Stock Incentive Plan at any time, except that stockholder approval will be required for any revision that would materially increase the number of shares reserved for issuance, expand the types of awards available under the plan, materially modify plan eligibility requirements, extend the term of the plan or materially modify the method of determining the exercise price of options granted under the plan, or otherwise as required to comply with applicable law or stock market requirements.

As of April 30, 2013, options to purchase 1,109,313 shares of our Common Stock at a weighted average exercise price of $6.10 were outstanding under our 2006 Stock Incentive Plan, no options to purchase shares of Common Stock had been exercised and options to purchase 724,152 shares of Common Stock had been forfeited.

As of April 30, 2013, we had granted 269,998 shares of restricted Common Stock under our 2006 Stock Incentive Plan, of which 54,802 remain outstanding.

2013 Outstanding Equity Awards at Fiscal Year End Table

The following table contains certain information regarding equity awards held by the named executive officers as of April 30, 2013:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested #		Market Value of Shares or Units of Stock That Have Not Vested ($)

Dr. George W. Taylor	25,000	(a)	—		16.11	6/15/2017	—		—
	25,000	(c)	—		16.11	6/15/2017	—		—
	22,500	(a)	—		9.52	6/19/2018	—		—
	22,500	(c)	—		9.52	6/19/2018	—		—
	30,000	(d)	—		4.85	10/1/2019	—		—
	30,000	(d)	—		5.29	7/15/2020	—		—
	17,500	(e)	17,500	(e)	4.05	6/13/2021	—		—
	937	(g)	4,358	(g)	4.05	6/13/2021	—		—
	—		35,000	(d)	2.00	6/12/2022	—		—
	—		6,980	(k)	2.01	6/18/2022	—		—
	13,482	(l)	—		1.52	4/8/2023	—		—

Charles F. Dunleavy	22,500	(a)	—		17.00	9/30/2013	—		—
	17,000	(b)	—		17.90	12/15/2013	—		—
	15,000	(a)	—		14.50	11/22/2014	—		—
	13,500	(b)	—		11.90	6/17/2015	—		—
	40,000	(b)	—		13.80	6/16/2016	—		—
	42,000	(b)	—		16.11	6/15/2017	—		—
	32,000	(b)	8,000	(b)	9.52	6/19/2018	—		—
	18,000	(b)	12,000	(b)	4.85	10/1/2019	—		—
	33,000	(b)	22,000	(b)	6.40	1/27/2020	—		—
	12,000	(b)	18,000	(b)	5.29	7/15/2020	—		—
	7,000	(f)	28,000	(f)	4.05	6/13/2021	—		—
	937	(g)	4,358	(g)	4.05	6/13/2021	—		—
	—		35,000	(b)	2.00	6/12/2022	—		—
	—		6,980	(k)	2.01	6/18/2022	—		—
	12,256	(l)	—		1.52	4/8/2023	—		—
	—		—		—	—	23,334	(h)	35,934

Brian M. Posner	12,000	(b)	18,000	(b)	5.29	7/15/2020	—		—
	2,016	(b)	8.067	(b)	4.05	6/13/2021	—		—
	—		20,000	(b)	2.00	6/12/2022	—		—
	—		5,584	(m)	2.01	—	—		—
	—		—		—	—	3,333	(i)	5,133
	—		—		—	—	2,000	(j)	3,080

These options were fully vested on the grant date.

(a)	These options vest over a five-year period of employment.

(b)	These options vested after one year, on the first anniversary of the grant date.

(c)	These options vest over a two-year period of employment.

(d)	These options were granted on June 14, 2011 and vest in two equal annual installments beginning one year after date of grant.

(e)	These options were granted on June 14, 2011and vest in five equal annual installments beginning one year after date of grant.

(f)	These options were granted on June 14, 2011. The total original grant was 6,537 options that vest over a three year period based on performance criteria to be determined by the Compensation Committee.

(g)

These shares were granted on January 28, 2010. The total original grant was 120,000 shares. Of these shares, 50,000 shares vest in three equal annual installments beginning one year after date of grant, and 70,000 shares vest based on performance criteria to be determined by the Compensation Committee.

(h)	These shares were granted on July 16, 2010 and vest over a three-year period based on individual and company performance as determined by the Compensation Committee.

(i)	These shares were granted on June 14, 2011 and vest over a three-year period based on individual and company performance as determined by the Compensation Committee.

(j)	These options were granted on June 18, 2012. The total original grant was 6,980 options that vest over a three year period based on performance criteria to be determined by the Compensation Committee.

(k)	These options were granted on April 19, 2013 in connection with a salary reduction agreement dated December 12, 2012. These options were fully vested on the grant date.

(l)	These options were granted on June 18, 2012. The total original grant was 5,584 options that vest over a three year period based on performance criteria to be determined by the Compensation Committee.

Potential Payments Upon Termination of Employment or Change in Control

The following information sets forth the terms of potential payments to each of our named executive officers in the event of a termination of employment.

Termination by Company without Cause; Termination by Executive for Good Reason.  Our employment contracts with Dr. Taylor and Mr. Dunleavy provide for severance pay equal to one year of base salary (calculated without giving effect to any temporary salary reduction arrangements) payable in one lump sum within 30 days of termination, and the continuation of health care benefits for 12 months in the event that employment is terminated by the Company other than for cause or by the executive with good reason.

Our employment contract with Mr. Posner provides for severance pay equal to six months of his base salary then in effect. The contract also provides for immediate vesting of the unvested portion of his initial option and restricted stock grant.

Termination by Company for Cause; Termination by Executive without Good Reason.  Under our employment contracts with the named executive officers, upon termination for cause or at the executive’s election without good reason, the executive is entitled to the base salary and benefits due and owing to the executive as of the date of termination.

Change in Control. The employment agreements for Dr. Taylor, Mr. Dunleavy and Mr. Posner do not contain change of control provisions; therefore, payments for cash severance and continued healthcare benefits are the same as for termination without cause. The restricted stock agreement provides for accelerated stock vesting upon a change in control.

Qualifying retirement.  Under our restricted stock agreements with the named executive officers, upon a Qualifying Retirement 50% of unvested restricted shares will vest immediately. A “Qualifying Retirement” means retirement by the recipient after satisfaction of the conditions in either clause (A) or clause (B): (A) the recipient has both (1) attained the age of 55 and (2) completed at least ten years of employment with the Company; or (B) the sum of the recipient’s age plus the number of years he or she has been employed by the Company equals or exceeds 75 years.

Equity Compensation Plan Information

The following table summarizes the total number of outstanding options and shares available for other future issuances of options under all of our equity compensation plans as of April 30, 2013.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under the Equity Compensation Plan (Excluding Shares in First Column)

Equity compensation plans approved by stockholders(1)	1,305,988	$7.43	351,041
Equity compensation plans not approved by stockholders	—	—	—

(1)	Consists of our 2001 Stock Plan and our 2006 Stock Incentive Plan.

PROPOSAL THREE - ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION PRACTICES

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy circular in accordance with the compensation disclosure rules of the SEC. Consistent with our stockholders’ preference expressed in voting at the 2011 annual meeting of stockholders, the Board of Directors determined that an advisory vote on the compensation of our named executive officers will be conducted every year. The next advisory vote on the frequency of an advisory vote on executive compensation will take place at the 2017 annual meeting of stockholders. We are asking stockholders to approve the following advisory resolution at the 2013 Annual Meeting of Stockholders:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Company’s proxy statement for its 2013 Annual Meeting of Stockholders is hereby APPROVED.

The Board of Directors recommends a vote FOR this resolution because it believes that the policies and practices described in the Executive Compensation section are effective in achieving our goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of our stockholders and motivating the executives to remain with us for long and productive careers. Named executive officer compensation over the past two years reflects amounts of cash and equity compensation consistent with our stated goals and objectives.

We urge stockholders to read the Executive Compensation section beginning on page 11 of this proxy statement, including the 2013 Summary Compensation Table and related tables and narrative, appearing on pages 12 through 18which provide information on our compensation policies and practices and the compensation of our named executive officers.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is nonbinding on the Board of Directors. Although nonbinding, the Board will review and consider the voting results when evaluating our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

PROPOSAL FOUR - TO APPROVE AMENDMENT TO OUR 2006 STOCK INCENTIVE PLAN

We are asking our stockholders to approve an amendment to the 2006 Stock Incentive Plan (as amended, the “Incentive Plan”) to increase the number of shares available for issuance under the Incentive Plan by 800,000 additional shares.

The purpose of the Incentive Plan is to attract, retain and motivate employees and non-employee directors, encourage them to devote their best efforts to the business and financial success of the Company and align their interests closely with those of the stockholders. The Board of Directors believes it is in the best interest of the Company to increase the number of shares that are available for awards under the Incentive Plan because the increase will allow the Company to continue to grant stock-based compensation at levels it deems appropriate.

The Incentive Plan was originally adopted by the Board of Directors on December 7, 2006 and approved by our stockholders on January 12, 2007. The Incentive Plan became effective on April 24, 2007 and provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units, and other stock-unit awards. The aggregate number of shares originally approved for issuance under the Incentive Plan was 803,215. In 2009, the Board of Directors and stockholders approved an amendment to the Incentive Plan to increase the aggregate number of shares authorized for issuance by 850,000 shares to 1,653,215. In 2010, our Board of Directors approved amending and restating the 2006 Stock Incentive Plan to make certain adjustments, including imposing minimum performance periods for performance awards and minimum vesting periods for time-based awards, a requirement that we obtain stockholder approval prior to certain option and stock appreciation right repricing actions, and limiting the situations in which vesting periods may be waived or accelerated. This amendment and restatement did not require the approval of our stockholders.

On July 25, 2013, subject to stockholder approval, the Board of Directors approved an amendment to the Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance by an additional 800,000 shares to 2,453,215. No other changes are proposed to be made to the Incentive Plan. If the amendment to the Incentive Plan is approved by stockholders, the Company will file a registration statement on Form S-8 to register the offer and sale of the additional shares.

An Amended and Restated Incentive Plan, giving effect to the proposed amendment, is filed as an exhibit to this proxy statement.

Eligibility

The Company’s employees, officers, directors, consultants and advisors are eligible to be granted options, stock appreciation rights, restricted stock, restricted stock units and other stock-unit awards (each, an “Award”) under the Incentive Plan.

Administration of the Plan

The Incentive Plan is administered by the Board of Directors, which has the authority to, among other things, grant awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Incentive Plan as it deems advisable. All decisions by the Board of Directors are made in the Board’s sole discretion and are final and binding on all persons having or claiming any interest in the Incentive Plan or any Award. To the extent permitted by applicable law, the Board of Directors may delegate any or all of its powers under the Incentive Plan to one or more committees or subcommittees of the Board. In addition, the Board may delegate to one or more officers of the Company the power to grant awards to employees, subject to certain limitations. Discretionary awards to non-employee directors will only be granted by a committee of independent directors.

Stock Available for Awards

Subject to adjustment as described below, the Incentive Plan currently authorizes the issuance of up to 1,653,215 shares of Common Stock of the Company, and with the amendment subject to this proposal, would authorize the issuance of 2,453,215 shares of Common Stock. In addition, if any Award is terminated without having been fully exercised, forfeited, settled in cash, or otherwise results in Common Stock not being issued or if any shares of Common Stock are tendered to the Company to exercise an Award or satisfy a tax withholding obligation, such Common Stock will again be available for grant under the Incentive Plan.

Certain Limitations on Awards

No participant may receive Awards during any one fiscal year representing more than 2,000,000 shares of Common Stock.

Terms Upon Which Options May Be Awarded

Stock options entitle the optionee to purchase shares of Common Stock at a price equal to or greater than their fair market value on the date of grant. Options may be either incentive stock options or nonqualified stock options, provided that only nonqualified stock options may be granted to non-employee directors. The Board of Directors determines the terms of the options, including the number of shares of Common Stock subject to the option, the exercise price and when the option becomes exercisable. The option may specify that the exercise price is payable (i) in cash, (ii) through a so-called “broker-financed transaction,” (iii) by delivery of shares of Common Stock owned by the participant valued at their fair market value, (iv) by (1) delivery of a promissory note to the Company or (2) payment of any other legal consideration the Board of Directors deems appropriate, or (v) any combination of the foregoing. Unless approved by the Company’s stockholders, (x) no outstanding option may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option and (y) the Board may not cancel any outstanding option and grant in substitution new Awards under the Incentive Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option. No stock option may be exercised more than 10 years from the grant date.

Terms Upon Which Stock Appreciation Rights May Be Awarded

Stock appreciation rights (“SARs”) represent the right to receive an amount, in cash, shares of Common Stock or a combination thereof, equal to the appreciation in the fair market value of a share of Common Stock from and after the grant date. SARs may be expressly granted either as a stand-alone SAR or in tandem with Options. The Board of Directors will establish the grant price or exercise price of each SAR; provided, however, that such grant price or exercise price will not be less than 100% of the fair market value per share of Common Stock on the grant date. The Board of Directors determines when the SAR becomes exercisable and whether the appreciation will be paid in cash, shares of Common Stock, or a combination thereof. No SARs may be exercised more than 10 years from the grant date. Unless approved by the Company’s stockholders, (x) no outstanding SAR may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding SAR and (y) the Board may not cancel any outstanding SAR and grant in substitution therefore new Awards under the Incentive Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled SAR.

Terms Upon Which Restricted Stock and Restricted Stock Units May Be Awarded

An Award of restricted stock entitles the recipient to acquire shares of Common Stock (“Restricted Stock”), subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from such recipient in the event certain conditions specified by the Board of Directors are not satisfied. Instead of granting Restricted Stock Awards, the Board of Directors may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Awards vest (or at such later date as determined by the Board) (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are referred to herein as a “Restricted Stock Award”). The Board determines the vesting, repurchase and issue price, if any, and other conditions of a Restricted Stock Award. Restricted Stock Awards that vest solely based on the passage of time generally shall not vest, in whole or in part, prior to the first anniversary of the grant date (or, in the case of Awards to non-employee directors, if earlier, the date of the first annual meeting held after the grant date), no more than one-third of the shares subject thereto shall vest prior to the second anniversary of the grant date (or, in the case of Awards to non-employee directors, if earlier, the date of the second annual meeting held after the grant date), and no more than two-thirds of the shares subject thereto shall vest prior to the third anniversary of the grant date (or, in the case of Awards to non-employee directors, if earlier, the date of the third annual meeting held after the grant date). Restricted Stock Awards that do not vest solely based on the passage of time generally shall not vest, in whole or in part, prior to the first anniversary of the grant date (or, in the case of Awards to non-employee directors, if earlier, the date of the first annual meeting held after the grant date).

A participant holding shares of Restricted Stock is entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board of Directors. Similarly, a Restricted Stock Unit may provide participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock, as determined by the Board of Directors. A participant shall have no voting rights with respect to any Restricted Stock Units.

Terms Upon Which Other Stock Unit Awards May Be Awarded

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock Unit Awards”), may be granted under the Incentive Plane to participants. The Board of Directors shall determine the conditions of each such Other Stock Unit Award.

Adjustments

In the event of any equity restructuring that causes the per share value to change, such as a stock split, stock dividend, recapitalization, combination of shares, reclassification of shares or spin-off, the Board of Directors will make such adjustments as it deems equitable and appropriate to (i) the aggregate number and class of securities available under the Incentive Plan, (ii) the per-participant limit described in “Certain Limitation on Awards” above, (iii) the number and class of securities and exercise price per share of each outstanding option, (iv) the share- and per-share provisions of each SAR, (v) the repurchase price per share subject to each outstanding Restricted Stock Award, and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable).

Reorganization Events

Definition

A “Reorganization Event” under the Incentive Plan means: (i) any merger or consolidation of the Company with or into another entity as a result of which all of the Company’s Common Stock is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) a sale of all or substantially all of the assets of the Company, (iii) any transaction resulting in a change of control of the Company, (iv) a recapitalization of the Company, (v) any exchange of all of the Company’s Common Stock for cash, securities or other property pursuant to a share exchange transaction, or (vi) any liquidation or dissolution of the Company.

Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards

In connection with a Reorganization Event, the Board of Directors shall take one or more of the following actions as to all or any outstanding Awards, other than Restricted Stock Awards, as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a participant, provide that such participant’s unexercised options or other unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event, make or provide for a cash payment to a participant based on a specified formula, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof), and (vi) any combination of the foregoing.

Consequences of a Reorganization Event on Restricted Stock Awards

Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board of Directors determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

Transferability of Awards

Except as otherwise provided by the Board of Directors, Awards generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order, and, during the life of the participant, shall be exercisable only by the participant.

Amendment of Award

The Board of Directors may amend, modify or terminate any outstanding Award, provided that the participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the participant.

Accelerated Vesting

 Restricted Stock Award and Other Stock Unit Awards

The Board of Directors may, at any time, provide that a Restricted Stock Award or Other Stock Unit Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, subject to certain specified limitations.

Options and SARs

With respect to any option or SAR, the Board of Directors may, in its discretion, provide that such option or SAR shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be (collectively, “accelerated”), (i) upon the death, disability or retirement of the participant or a Reorganization Event, and (ii) in any other circumstance, provided that the number of options and SARs that may be accelerated, together with any Restricted Stock Awards and Other Stock Unit Awards that do not satisfy the applicable minimum vesting provisions, may not, in the aggregate, exceed 10% of the maximum number of authorized shares set forth in “Stock Available for Awards” above.

Rights as Stockholder

Subject to the provisions of the applicable Award, no participant (or its designated beneficiary if such participant has died) shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

Amendment of Incentive Plan

The Board of Directors may amend, suspend or terminate the Incentive Plan or any portion thereof at any time; provided, however that, to the extent determined by the Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until such stockholder approval is obtained.

Term of Incentive Plan

No Awards shall be granted under the Incentive Plan after the completion of 10 years from the earlier of (i) the date on which the Incentive Plan was adopted by the Board or (ii) the date the Incentive Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

  Historical Awards under the Incentive Plan

The following table sets forth information with respect to the grants of options and restricted stock to our named executive officers and the specified groups set forth below under the Incentive Plan as of August 19, 2013, including shares underlying options that may have been exercised and shares underlying restricted stock that may have vested:

Name and Position/Group	Shares of Common Stock Underlying Options Received (1)	Shares of Common Stock Underlying Restricted Stock Received (2)
George W. Taylor Executive Vice Chairman	303,354	6,000
Charles F. Dunleavy Chief Executive Officer	342,881	126,000
Brian M. Posner Chief Financial Officer	91,771	13,000
Current Executive Officers as a Group (3 persons)	738,006	145,000
Current Directors who are not Executive Officers as a Group (4 persons)	64,250	24,593
Current Employees who are not Executive Officers as a Group	386,912	14,000
Total	1,189,168	183,593

(1)	Includes shares underlying options that have been exercised by the holder.

(2)	Includes shares underlying restricted stock that have vested.

United States Federal Income Tax Consequences

The following is a brief summary of certain of the United States federal income tax consequences of certain transactions under the Incentive Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences. This discussion is intended for the information of the stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who will participate in the Incentive Plan.

Restricted Stock. The employee does not recognize any taxable income during the period of restriction and the Company does not receive a deduction. When the restrictions lapse, the employee recognizes taxable income (treated as compensation) in an amount equal to the fair market value of the shares, and the Company is entitled to a corresponding deduction. The employee may avoid the delay in computing the amount of taxable income by filing with the Internal Revenue Service, within thirty days after receipt of the shares of Restricted Stock, an election under Code Section 83(b) to be taxed at the time of receipt of the shares of Restricted Stock.

Restricted Stock Units. Restricted Stock Units will not result in taxable income to the recipient or a tax deduction for the Company at the time of grant. Upon payment, the recipient will recognize ordinary income equal to the cash received and the fair market value of any Common Stock received and the Company will be entitled to a deduction equal to the ordinary income recognized by the recipient.

Incentive Stock Options. The recipient of an incentive stock option will not recognize taxable income upon the grant or exercise of the option, if at all times during the period beginning on the date of grant of the option and ending on the day three months before the date of exercise, the recipient was an employee of the Company or one of its subsidiaries. The bargain element of incentive stock options, that is, the excess of the fair market value of the stock over the option price at the time the option is exercised will be an adjustment for purposes of the alternative minimum tax. That tax is payable if it exceeds the optionee’s regular tax.

Upon the sale of the shares, the employee will realize long-term capital gain (or loss) if the date of sale is more than two years from the date of grant, and the shares have been held by the employee for more than one year from the date of issuance. The capital gain (or loss) will be the difference between the selling price of the shares and the exercise price of the options.

If the above holding period requirements are not satisfied, the employee will recognize ordinary income at the time of sale (or other disqualifying disposition) equal to the lesser of (i) the gain realized on the sale (or other disqualifying disposition), or (ii) the difference between the option price and the fair market value of the stock on the date of exercise. In the latter case, any additional gain will be long-term or short-term capital gain, depending on whether the stock was held for more than one year. If the above employment requirement described in the first paragraph of this section is not satisfied, ordinary income will be recognized at the time of exercise under the tax rules governing the exercise of nonqualified options. The Company will receive an income tax deduction only if and to the extent an employee recognizes ordinary income.

Nonqualified Stock Options. The recipient of a nonqualified option will not recognize taxable income upon the grant of the option. The recipient will recognize ordinary income upon exercise of the option in an amount measured by the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the option price. This ordinary income is treated as compensation for tax purposes. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the employee. The basis in the shares required by the employee on exercise equals the fair market value of the shares at the time of exercise. The capital gain holding period beginning on the exercise date.

Stock Appreciation Rights. Stock appreciation rights will not result in taxable income to the recipient or a tax deduction for the Company at the time of grant. The exercise of stock appreciation rights will result in compensation taxable as ordinary income to the employee in the amount of any cash paid or the fair market value of any shares distributed, and the Company may claim a corresponding tax deduction.

Excise Taxes. Under certain circumstances, the accelerated vesting of awards in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code Section 280G. To the extent they are considered excess parachute payments, a participant in the Plan may be subject to a 20% excise tax and we may be unable to receive a tax deduction.

Section 409A. Restricted stock units and SARs may involve elements of deferred compensation, which is governed by Code Section 409A. If an amount constitutes “deferred compensation” under Code Section 409A and the requirements thereof are not satisfied, the grantee may be subject to a 20% excise tax in addition to ordinary income tax inclusion at the time the award becomes vested, plus interest.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND OUR 2006 STOCK INCENTIVE PLAN.

REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended April 30, 2013 and discussed them with the Company’s management and the Company’s independent registered public accounting firm.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2013.

By the Audit Committee of the Board of Directors of Ocean Power Technologies, Inc.

Bruce A. Peacock, Chairman David L. Davis Terence J. Cryan

OTHER MATTERS

Other Business

As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented at the Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.

Stockholder Proposals for 2014 Annual Meeting

In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2014 annual meeting of stockholders, the written proposal must be received at our principal executive offices on or before April 29, 2014. The proposal should be addressed to Secretary, Ocean Power Technologies, Inc., 1590 Reed Road, Pennington, NJ 08534. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In accordance with our by-laws, a stockholder who wishes to present a proposal for consideration at the 2014 annual meeting must deliver a notice of the matter the stockholder wishes to present to our principal executive offices in Pennington, NJ, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s Meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our by-laws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than June 5, 2014 and no later than July 5, 2014 (except that in the event that the date of the 2014 annual meeting of stockholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2014 annual meeting of stockholders, a stockholder's notice must be so received no earlier than the 120th day prior to the 2014 annual meeting and not later than the close of business on the later of (A) the 90th day prior to the 2014 annual meeting and (B) the tenth day following the day on which notice of the date of the 2014 annual meeting was mailed or public disclosure of the date of the 2014 annual meeting was made, whichever first occurs). The notice should include (i) a brief description of the business desired to be brought before the 2014 annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder, (iii) the class or series and number of shares of capital stock of the Company beneficially owned or owned of record by the stockholder, (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal and any material interest of the stockholder in such business, (v) a representation that the stockholder intends to appear in person or by proxy at the 2014 annual meeting to bring such business before the meeting and (vi) a representation as to whether such stockholder intends, or is part of a group that intends, to deliver a proxy statement and/or solicit proxies.

Annual Report

Our 2013 Annual Report on Form 10-K is concurrently being mailed to stockholders. The Annual Report contains our consolidated financial statements and the report thereon of KPMG LLP, independent registered public accounting firm. Stockholders may obtain an additional copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended April 30, 2013, without charge, by writing to Ocean Power Technologies, Inc., 1590 Reed Road, Pennington, NJ 08534.

Householding of Annual Meeting Materials

We have adopted the cost saving practice of “householding” proxy statements and annual reports. Some banks, brokers and other nominee record holders are also “householding” the proxy statements and annual reports for their customers. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Ocean Power Technologies, Inc., 1590 Reed Road, Pennington, NJ 08534, (609) 730-0400, Attention: Secretary. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Brian M. Posner Secretary

Dated: August 28, 2013

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO

COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

EXHIBIT A

OCEAN POWER TECHNOLOGIES, INC.

AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN

1.   Purpose

The purpose of this Amended and Restated 2006 Stock Incentive Plan (the “Plan”) of Ocean Power Technologies, Inc., a Delaware corporation (including any successor corporations, the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.   Eligibility

All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options, stock appreciation rights, restricted stock, restricted stock units and other stock-unit awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3.   Administration and Delegation

(a)     Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b)     Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c)     Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

(d)     Awards to Non-Employee Directors. Discretionary Awards to non-employee directors will only be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules.

4.   Stock Available for Awards

(a)     Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to the number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) that is equal to 2,453,215 shares of Common Stock.

If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) is settled in cash or otherwise results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award or to satisfy a tax withholding obligation (including shares retained from an Award creating the tax obligation) shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)     Per-Participant Limit. Subject to adjustment under Section 9, for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 2,000,000 per fiscal year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(c)     Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Code.

5.   Stock Options

(a)     General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b)     Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Ocean Power Technologies, Inc., any of Ocean Power Technologies, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c)     Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable Option agreement; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value (as defined below) on the date the Option is granted.

(d)     Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement.

(e)     Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

(f)     Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(i)      in cash or by check, payable to the order of the Company;

(ii)     except as may otherwise be provided in the applicable Option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(iii)    to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(iv)    to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(v)     by any combination of the above permitted forms of payment.

(g)     Repricing of Options. Unless such action is approved by the Company’s stockholders: (i) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9); and (ii) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

6.   Stock Appreciation Rights.

(a)     General. The Board may grant Awards consisting of a Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount in cash, Common Stock or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock. SARs may be based solely on appreciation in the Fair Market Value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date.

(b)     Grants. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

(i)     Tandem Awards. When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

(ii)     Independent SARs. A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c)     Grant Price. The Board shall establish the grant price or exercise price of each SAR and specify such price in the applicable Award agreement; provided, however, that the grant price or exercise price of an SAR shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of grant of the SAR.

(d)     Term. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award agreement.

(e)     Exercise. Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

(f)     Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding SAR granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding SAR (other than adjustments pursuant to Section 9) and (2) the Board may not cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled SAR.

7.   Restricted Stock; Restricted Stock Units.

(a)     General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b)     Terms and Conditions for all Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any. Restricted Stock Awards that vest solely based on the passage of time shall not vest, in whole or in part, prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, if earlier, the date of the first annual meeting held after the date of grant), no more than one-third of the shares subject thereto shall vest prior to the second anniversary of the date of grant (or, in the case of Awards to non-employee directors, if earlier, the date of the second annual meeting held after the date of grant), and no more than two-thirds of the shares subject thereto shall vest prior to the third anniversary of the date of grant (or, in the case of Awards to non-employee directors, if earlier, the date of the third annual meeting held after the date of grant). Restricted Stock Awards that do not vest solely based on the passage of time shall not vest, in whole or in part, prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, if earlier, the date of the first annual meeting held after the date of grant). The two foregoing sentences shall not apply to Restricted Stock Awards and Other Stock Unit Awards (together with any other Awards the exercisability of which has been accelerated, as provided in Section 10(h)(ii)(B)) granted, in the aggregate, for up to 10% of the maximum number of authorized shares set forth in Section 4(a). Notwithstanding any other provision of this Plan, the Board may, in its discretion, either at the time a Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board may only exercise such rights upon death, disability or retirement of the Participant or a Reorganization Event.

(c)     Additional Provisions Relating to Restricted Stock.

(i)     Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. If any such dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

(ii)     Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(d)      Additional Provisions Relating to Restricted Stock Units.

(i)     Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

(ii)     Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(iii)     Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

8.   Other Stock Unit Awards

(a)      General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b)      Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Award, including any purchase price applicable thereto. Other Stock Unit Awards that vest, if applicable, solely based on the passage of time shall not vest, in whole or in part, prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, if earlier, the date of the first annual meeting held after the date of grant), no more than one-third of the shares subject thereto shall vest prior to the second anniversary of the date of grant (or, in the case of Awards to non-employee directors, if earlier, the date of the second annual meeting held after the date of grant), and no more than two-thirds of the shares subject thereto shall vest prior to the third anniversary of the date of grant (or, in the case of Awards to non-employee directors, if earlier, the date of the third annual meeting held after the date of grant). Other Stock Unit Awards that do not vest solely based on the passage of time shall not vest, in whole or in part, if applicable, prior to the first anniversary of the date of grant (or, in the case of Awards to non-employee directors, if earlier, the date of the first annual meeting held after the date of grant). The two foregoing sentences shall not apply to Other Stock Unit Awards and Restricted Stock Awards (together with any other Awards the exercisability of which has been accelerated, as provided in Section 10(h)(ii)(B)) granted, in the aggregate, for up to 10% of the maximum number of authorized shares set forth in Section 4(a). Notwithstanding any other provision of this Plan, the Board may, in its discretion, either at the time an Other Stock Unit Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof), if applicable, or remove or modify any part or all of the restrictions applicable to the Other Stock Unit Award, provided that the Board may only exercise such rights upon death, disability or retirement of the Participant or a Reorganization Event.

9.     Adjustments for Changes in Common Stock and Certain Other Events.

(a)     Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share- and per-share provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award, and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board.

(b)     Reorganization Events

(i)     Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) a sale of all or substantially all of the assets of the Company, (c) any transaction resulting in a change of control of the Company, (d) a recapitalization of the Company, (e) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (f) any liquidation or dissolution of the Company.

(ii)     Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards, other than Restricted Stock Awards, on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Options or other Awards and any applicable tax witholdings, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(iii)     Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10. General Provisions Applicable to Awards

(a)     Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b)     Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise), as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)     Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d)     Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)     Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant; provided, however that Participant shall not be required to make any payment until such time as the Company is obligated to make the applicable withholding payment. Except as the Board may otherwise provide in an Award, for so long as the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f)     Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefore another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(g)     Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h)     Acceleration.

(i)     Restricted Stock Awards and Other Stock Unit Awards. The Board may, at any time, provide that a Restricted Stock Award or Other Stock Unit Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, subject to the limitations provided in Sections 7(b) and 8(b).

(ii)     Options and Stock Appreciation Rights. With respect to any Option or SAR, the Board may, in its discretion, either at the time an Option or an SAR is granted or at any time thereafter, provide that such Option or SAR shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be (collectively, “accelerated”), (A) upon the death, disability or retirement of the Participant or a Reorganization Event, and (B) in any other circumstance, provided that the number of Options and SARs that may be accelerated, together with any Restricted Stock Awards and Other Stock Unit Awards that do not satisfy the minimum vesting provisions in Sections 7(b) and 8(b), respectively, may not, in the aggregate, exceed 10% of the maximum number of authorized shares set forth in Section 4(a).

11. Miscellaneous

(a)     No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)     No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c)     Effective Date and Term of Plan. The Plan shall become effective on the date on which the Securities and Exchange Commission declares the registration statement on Form S-1 for the initial public offering of the Company’s common stock effective (the “Effective Date”). No Awards shall be granted under the Plan after the completion of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d)     Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however that, to the extent determined by the Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until such stockholder approval is obtained.

(e)     Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f)     Compliance with Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.

(g)     Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

OPT

OCEAN POWER TECHNOLOGIES, INC.

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IMPORTANT ANNUAL MEETING INFORMATION

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DESIGNATION (IF ANY)
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Voting Instructions

You can vote by Internet or by mail!

You may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE BAR ENTITLED 'ANNUAL MEETING PROXY CARD.'

Proxies submitted by the Internet must be received by 1:00 a.m., Eastern Time, October 3, 2013.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/OPTT**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by Mail

- Fold along the perforation, detach and return the bottom portion in the enclosed envelope. Be sure to add postage if sending by airmail.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each of the director nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

Nominee	For	Withhold
01 - Seymour S. Preston III*	☐	☐
02 - Terence J. Cryan*	☐	☐
03 - David L. Keller*	☐	☐
04 - Charles F. Dunleavy*	☐	☐
05 - George W. Taylor*	☐	☐

* Each to serve for a one-year term expiring at the 2014 Annual Meeting of Stockholders.

Proposal	For	Against	Abstain
2. Ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2014.	☐	☐	☐
3. Approve, on a nonbinding advisory basis, the executive compensation practices of the Company.	☐	☐	☐
4. Vote to approve the amendment of the Ocean Power Technologies, Inc. 2006 Stock Incentive Plan to increase the aggregate number of shares issuable under the plan by 800,000 shares.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the annual meeting ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Sign exactly as your name(s) appears on your stock certificates(s). If the shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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RECEIVE FUTURE OCEAN POWER TECHNOLOGIES, INC. PROXY MATERIALS VIA THE INTERNET! SUPPORT THE PLANET!
Receive future Ocean Power Technologies, Inc. annual reports and proxy materials in electronic form rather than in printed form. This will save trees, and reduce Company costs. Next year when the annual report and proxy materials are available, we will send you an email with instructions that will enable you to review the materials online. To consent to electronic delivery, visit www.computershare.com/investor or while voting via the Internet, and just click the box to give your consent.

Accessing Ocean Power Technologies, Inc. annual reports and proxy materials via the Internet may result in charges to you from your Internet service provider and/or telephone companies.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

OPT

OCEAN POWER TECHNOLOGIES, INC.

Proxy — OCEAN POWER TECHNOLOGIES, INC.

PROXY FOR COMMON STOCK
Annual Meeting of Stockholders, October 3, 2013

THIS PROXY IS SOLICITED ON BEHALF OF OCEAN POWER TECHNOLOGIES, INC. BY ITS BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies, acknowledges receipt of the notice of the annual meeting of stockholders to be held on October 3, 2013, the proxy statement and all other proxy materials and appoints George W. Taylor and Charles F. Dunleavy, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Ocean Power Technologies, Inc. which the undersigned is entitled to vote, either on his, her or its own behalf or on behalf of any entity or entities, at the annual meeting of the stockholders of the company to be held on October 3, 2013 at 9:00 a.m. local time at the company's corporate offices located at 1590 Reed Road, Pennington, New Jersey, 08534, USA, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

The board of directors recommends a vote "FOR" each of the director nominees listed on the reverse side and a vote "FOR" proposals 2, 3 and 4. This proxy, when properly executed, will be voted as specified on the reverse side. If no specification is made, this proxy will be voted as follows:

FOR the election of the director nominees listed on the reverse side, FOR the ratification of KPMG LLP as independent advisors of the Company for fiscal 2014, FOR the approval of executive compensation by advisory vote and FOR the approval of an amendment to the Ocean Power Technologies, Inc. 2006 Stock Incentive Plan to increase the aggregate number of shares issuable under the plan by 800,000 shares.

SEE REVERSE SIDE **CONTINUED AND TO BE VOTED ON REVERSE SIDE** **SEE REVERSE SIDE**